UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): July 1, 2009 (July 1, 2009)

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

001-34292	23-2530374
(Commission file number)	(IRS employer ID)

77 East King Street, Shippensburg, Pennsylvania	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 532-6114

NONE

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ORRSTOWN FINANCIAL SERVICES, INC.

Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Chief Operations Officer Retires.

On July 1, 2009, Peter C. Zimmerman, Executive Vice President of Orrstown Financial Services, Inc., and Executive Vice President and Chief Operations Officer of Orrstown Bank, retired. Mr. Zimmerman’s retirement was announced previously on June 23, 2009 by Thomas R. Quinn, Jr., President and Chief Executive Officer of Orrstown Financial Services, Inc. and Orrstown Bank. The announcement was filed previously on the Company’s Report on Form 8-K filed June 23, 2009.

ORRSTOWN FINANCIAL SERVICES, INC.

Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Orrstown Financial Services, Inc.

Date: July 1, 2009	/s/ Thomas R. Quinn
Thomas R. Quinn, President and
Chief Executive Officer

ORRSTOWN FINANCIAL SERVICES, INC.

Form 8-K

EXHIBIT INDEX

Exhibit Number	Description

None